COMMITMENTS AND CONTINGENCIES (Tables)	12 Months Ended
Dec. 31, 2016
Commitments And Contingencies Tables [Abstract]
COMMITMENTS AND CONTINGENCIES

	2015	2016
	(EUR in millions)
Financial instruments whose contract amounts represent credit risk:
Commitments to extend credit*	6	8
Commercial letters of credit	218	239
Standby letters of credit and financial guarantees written	3,175	2,910
Total	3,399	3,157

*	Commitments to extend credit as at December 31, 2015 and 2016 include amounts, which cannot be cancelled without certain conditions being met at any time and without notice, or for which automatic cancellation due to credit deterioration of the borrower is not allowed. Such commitments are used in the Risk Weighted Assets calculation for capital adequacy purposes under regulatory rules currently in force. The total commitments to extend credit at December 31, 2016 are EUR 5,768 million (2015: EUR 5,404 million).